UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433

6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615

[    ], 2015

Dear Hatteras Funds Investor,

On November 10, 2015 we announced that Raleigh Acquisition, LLC, a newly formed company owned by Hatteras Funds’ management team, entered into an agreement to acquire Hatteras Funds, LLC from RCS Advisory Services, LLC, a wholly-owned subsidiary of RCS Capital Corporation (NYSE: RCAP).  Once approved, Hatteras Funds will again be a 100% employee owned alternative investment boutique.

There will be no changes to Hatteras Funds’ leadership or portfolio management teams as a result of the transaction.  Business operations and processes will not be impacted by the transaction.

The transaction is subject to the approval of shareholders under the Investment Company Act of 1940 as well as certain regulatory approvals, filings and other customary closing conditions. The transaction is expected to close in early 2016.

Attached to this communication, please find a proxy statement asking for your support of the transaction. Please review the proxy statement as it contains important information. We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the transaction.

We are proud of the past 12 years and appreciate your business, your trust and the confidence you have placed in us.  Please feel free to call us with any questions.

My very best,

David Perkins

CEO, Hatteras Funds

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

[     ], 2015

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the Hatteras Alpha Hedged Strategies Fund (the “Alpha Fund”), the Hatteras Alternative Multi-Manager Fund (the “Multi-Manager Fund”), the Hatteras Long/Short Debt Fund (the “Long/Short Debt Fund”), the Hatteras Long/Short Equity Fund (the “Long/Short Equity Fund”), the Hatteras Managed Futures Strategies Fund (the “Managed Futures Fund”), the Hatteras Market Neutral Fund (the “Market Neutral Fund”), the Hatteras Event Driven Fund (the “Event Driven Fund”) and the Hatteras Disciplined Opportunity Fund (the “Disciplined Opportunity Fund”) (each a “Fund” and collectively, the “Funds”), each a series of Hatteras Alternative Mutual Funds Trust (the “Trust”), will be held on January 21, 2016, at 10:00 a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 to consider and vote on certain proposals, described below.  The Alpha Fund and the Multi-Manager Fund each invest in the Market Neutral Fund and the Event Driven Fund, as well as in certain series of the Underlying Funds Trust (the “UFT”) (the “UFT Portfolios”).  Further, the Long/Short Debt Fund, Long/Short Equity Fund and the Managed Futures Fund each invest in certain series of the UFT.  In such capacity, each of the Market Neutral Fund, Event Driven Fund and the series of the UFT are collectively referred to herein as “Underlying Funds.” Thus, the series of the UFT are also holding a special meeting on January 21, 2016 at 10:30 a.m. Eastern Time (the “UFT Special Meeting”).  As shareholders of the Underlying Funds, each of the Alpha Fund, Multi-Manager Fund, Long/Short Debt Fund, Long/Short Equity Fund and Managed Futures Fund will vote its shares of the Underlying Funds on the proposals presented at the Special Meetings (each, a “Underlying Fund Proposal” and, together, the “Underlying Fund Proposals”).  Therefore, each of Alpha Fund, Multi-Manager Fund, Long/Short Debt Fund, Long/Short Equity Fund and Managed Futures Fund is also seeking voting instructions from the Fund’s shareholders (“Shareholders”) regarding the Underlying Fund Proposals.  In all, the Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

•                                          Proposal 1: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Alpha Fund;

•                                          Proposal 2: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Multi-Manager Fund;

•                                          Proposal 3: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Debt Fund;

•                                          Proposal 4: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Equity Fund;

•                                          Proposal 5: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund;

•                                          Proposal 6: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund;

•                                          Proposal 7: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund;

•                                          Proposal 8: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Disciplined Opportunity Fund;

•                                          Proposal 9: To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund;

•                                          Proposal 10: To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund;

•                                          Proposal 11: To approve the investment sub-advisory agreement attached hereto as Appendix C between Hatteras Funds, LLC and Acertus Capital Management, LLC, on behalf of the Disciplined Opportunity Fund;

•                                          Proposal 12: To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Strategies Portfolio of UFT;

•                                          Proposal 13: To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Equity Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of UFT;

•                                          Proposal 14: To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of UFT.

Shareholders of record of the Funds at the close of business on December 8, 2015 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals.  The Proxy Statement itself provides greater detail about the Proposals and their effects on the Funds.  The Board recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

•                                          Mail: Complete and return the enclosed proxy/voting instruction card.

•                                          Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•                                          Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•                                          In person: Attend the Special Meeting on January 21, 2016.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote on the Proposals, including providing your voting instructions on the Underlying Fund Proposals, as soon as possible.  Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote.  Thank you for your response and for your continued investment with the Funds.

Respectfully,

David B. Perkins

President and Trustee

Hatteras Alternative Mutual Funds Trust

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund, the Hatteras Long/Short Debt Fund, the Hatteras Long/Short Equity Fund the Hatteras Managed Futures Strategies Fund, the Hatteras Market Neutral Fund, the Hatteras Event Driven Fund and the Hatteras Disciplined Opportunity Fund (each a “Fund” and collectively, the “Funds”), each a series of Hatteras Alternative Mutual Funds Trust (“HAMFT” or the “Trust”) that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  On December 10, 2015, Raleigh Acquisition, LLC (the “Purchaser”), a newly formed Delaware limited liability company managed by the same persons who currently manage Hatteras Funds, LLC (“Hatteras”), entered into a membership interest purchase agreement (the “Purchase Agreement”) with RCS Advisory Services, LLC, a direct subsidiary of RCS Capital Corporation, a Delaware corporation (“Seller”) and Hatteras, a Delaware limited liability company and wholly-owned subsidiary of Seller.  Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the “Purchase”).  The Purchase is expected to be consummated in the first quarter of 2016, but is subject to various conditions.

When consummated, the Purchase will result in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of (i) the existing investment advisory agreement between Hatteras and the Trust regarding the Funds (the “Current HAMFT Agreement”), (ii) the existing investment advisory agreement between Hatteras and the Underlying Funds Trust (the “UFT”) regarding the series of the UFT in which the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund, the Hatteras Long/Short Debt Fund, the Hatteras Long/Short Equity Fund and the Hatteras Managed Futures Strategies Fund invest (the “Current UFT Agreement”); and (iii) the existing investment sub-advisory agreement between Hatteras and Acertus Capital Management, LLC (“Acertus”) regarding the Hatteras Disciplined Opportunity Fund (the “Current Acertus Agreement” and, together with the Current HAMFT Agreement and the Current UFT Agreement, the “Current Agreements”).  An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  To avoid disruption of the Funds’ and the Underlying Funds’ investment management program, the Board of Trustees of HAMFT (the “HAMFT Board”) approved a proposed new investment advisory agreement (the “New HAMFT Agreement”) and new investment sub-advisory agreement (the “New Acertus Agreement”) and the Board of Trustees of UFT (the “UFT Board”) approved a proposed new investment advisory agreement (the “New UFT Agreement” and, together with the New HAMFT Agreement and the New Acertus Agreement”, the “New Agreements”) on December 9, 2015.  The HAMFT Board also approved a new interim investment advisory agreement with respect to the Funds (the “HAMFT Interim Advisory Agreement”) and interim investment sub-advisory agreement (the “Acertus Interim Sub-Advisory Agreement”), and the UFT Board approved a new interim investment advisory agreement with respect to the Underlying Funds (the “UFT Interim Advisory Agreement” and, together with the HAMFT Interim Advisory Agreement and the Acertus Interim Sub-Advisory Agreement, the “Interim Agreements”).  The Interim Agreements will become effective if the Purchase is consummated prior to approval of the New Agreements by Shareholders of the Funds.  The Interim Agreements provide that, effective for up to 150 days following the date of the consummation of the Purchase, and until approval of the New Agreements, Hatteras will continue to act as investment adviser to the HAMFT Funds and the UFT Funds on substantially the same terms and with the identical fee structure and Acertus will continue to act as investment sub-advisor to the Hatteras Disciplined Opportunity Fund on substantially the same terms and with the identical fee structure as under the Current Agreements.

To facilitate management of the Funds and the Underlying Funds, the Trust’s Board of Trustees (the “Board”) seeks (i) approval, as described in Proposals 1 through 10, of the New HAMFT Agreement, (ii) approval, as described in Proposal 11, of the New Acertus Agreement, and (iii) to obtain voting instructions, as described in Proposals 12 through 14, necessary to set in place the New UFT Agreement, and each effective as of the date of the Current Agreements’ termination.

Each of the Alpha Fund, Multi-Manager Fund, Long/Short Debt Fund, Long/Short Equity Fund and Managed Futures Fund will vote its shares of the Underlying Funds for or against the Underlying Fund Proposals proportionately to the instructions to vote for or against such matters received from the Funds’ Shareholders.  To the extent that a Fund does not receive voting instructions from its Shareholders, the portion of the Fund’s shares of the Underlying Funds allocable to such Shareholders will be voted in the same proportions as the portion with respect to which the Fund has received voting instructions.

Q.  What will happen if the Funds’ Shareholders do not approve the Proposals?

A.  Effectiveness of each of the Proposals is conditioned on (i) the consummation of the Purchase, (ii) the approval by the Underlying Funds of the relevant Underlying Fund Proposals and (iii) the approval by the Funds’ Shareholders of the relevant Proposals.  If the Purchase is not consummated for any reason, no Proposal shall become effective.  If the Purchase is consummated prior to approval of the New Agreements, the Interim Agreements will become effective and would remain in effect (unless sooner terminated) until the Funds’ Shareholders either approve or disapprove of the relevant Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.  If the Proposals do not become effective, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to the Proposals as it deems appropriate and in the best interests of the Funds.

Q.  How will the Agreements affect the Funds?

A.  The Funds and their investment objectives and policies will not change as a result of the New Agreements.  The value of your investment will not change.  The New Agreements contain substantially similar terms and conditions as the Current Agreements and are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee paid by the Funds be the same upon approval of the Agreements?

A.  Yes.  The investment management fee rate applicable to the Funds under the New HAMFT Agreement, the investment management fee rate applicable to the Underlying Funds and indirectly borne by the Alpha Fund, Alternative Multi-Manager Fund, Long/Short Debt Fund, Long/Short Equity Fund and Managed Futures Fund under the New UFT Agreement, and the investment sub-advisory fee rate applicable to the Disciplined Opportunity Fund under the New Acertus Agreement will each be the same as the investment management fee rates applicable to the Funds or borne indirectly by the Funds under the Current Agreements.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Trustees, recommends that you vote FOR the New HAMFT Agreement as described in Proposals 1 through 10.  The Board, including all of the Independent Trustees, recommends that you vote FOR the New Acertus Agreement as described in Proposal 11.  The Board is seeking your voting instructions as described in Proposals 12 through 14 without issuing a recommendation.  The UFT Board, including all of the “UFT Board Independent Trustees” (i.e., members of the UFT Board that are not “interested persons” of the Underlying Funds as that term is defined in the 1940 Act) recommends that the Underlying Funds’ shareholders vote FOR the New UFT Agreement presented in Proposals 12 through 14.    The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Funds pay for the proxy/voting instruction solicitation and related legal costs?

A.  The Funds will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $75,000.

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 on January 21, 2016, at 10:00 a.m. Eastern Time

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No.  You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•                                          Mail: Complete and return the enclosed proxy/voting instruction card.

•                                          Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•                                          Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•                                          In person: Attend the Special Meeting on January 21, 2016.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact AST Fund Solutions, LLC at [ ].

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
6601 SIX FORKS ROAD, SUITE 340

RALEIGH, NORTH CAROLINA 27615

PROXY STATEMENT

Special meeting of Shareholders to be held on January 21, 2016

This Proxy Statement is solicited by the Board of Trustees of the Hatteras Alternative Mutual Funds Trust (the “Board” of the “Trust”) for voting at a special meeting (the “Special Meeting” or the “Meeting”) of shareholders of the Hatteras Alpha Hedged Strategies Fund (the “Alpha Fund”), the Hatteras Alternative Multi-Manager Fund (the “Multi-Manager Fund”), the Hatteras Long/Short Debt Fund (the “Long/Short Debt Fund”), the Hatteras Long/Short Equity Fund (the “Long/Short Equity Fund”)  the Hatteras Managed Futures Strategies Fund (the “Managed Futures Fund”), the Hatteras Market Neutral Fund (the “Market Neutral Fund”), the Hatteras Event Driven Fund (the “Event Driven Fund”) and the Hatteras Disciplined Opportunity Fund (the “Disciplined Opportunity Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held on January 21, 2016 at 10:00 a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust.  Each of the Alpha Fund, Multi-Manager Fund, Long/Short Debt Fund, Long/Short Equity Fund and Managed Futures Fund (each, a “Underlying Fund Investing Fund”) invests a portion of or substantially all of its assets in the Market Neutral Fund, Event Driven Fund, and/or certain series of the Underlying Funds Trust (the “UFT”) (the “UFT Portfolios”, and together with the Market Neutral Fund and the Event Driven Fund, the “Underlying Funds”), which is also a Delaware statutory trust registered as an investment company under the 1940 Act.

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to the Funds’ shareholders (“Shareholders”) on or about December 21, 2015.  The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available on the website of the Funds’ current investment adviser, Hatteras Funds, LLC (“Hatteras”), at hatterasfunds.com/literature.

The Meeting is being held to consider and vote on certain proposals described below.  In addition, the Underlying Funds are holding a special meeting on January 21, 2016 at 10:30 a.m. Eastern Time (the “UFT Special Meeting”).  As shareholders of the Underlying Funds, each Underlying Fund Investing Fund will vote its shares of the Underlying Funds on the proposals presented at the Special Meetings (each, a “Underlying Fund Proposal” and together, the “Underlying Fund Proposals”).  Therefore, each Underlying Fund Investing Fund is also seeking voting instructions from Shareholders regarding the Underlying Fund Proposals.  In all, the Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

•                                          Proposal 1: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Alpha Fund;

•                                          Proposal 2: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Multi-Manager Fund;

•                                          Proposal 3: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Debt Fund;

•                                          Proposal 4: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Equity Fund;

•                                          Proposal 5: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund;

•                                          Proposal 6: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund;

•                                          Proposal 7: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund;

•                                          Proposal 8: To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Disciplined Opportunity Fund;

•                                          Proposal 9: To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund;

•                                          Proposal 10: To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund;

•                                          Proposal 11: To approve the investment sub-advisory agreement attached hereto as Appendix C between Hatteras Funds, LLC and Acertus Capital Management, LLC, on behalf of the Disciplined Opportunity Fund;

•                                          Proposal 12:  To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Strategies Portfolio of the UFT;

•                                          Proposal 13: To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Equity Fund regarding the Underying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of the UFT; and

•                                          Proposal 14: To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of the UFT.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

A Shareholder is entitled to a number of votes equal to the number of shares they own as of a record date, December 8, 2015 (the “Record Date”).  Hatteras will determine as of the record date the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Shareholder and the number of votes that each Shareholder will be entitled to cast at the Meeting, or at any adjournment or postponement thereof.  If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

Each Underlying Fund Investing Fund will vote its Underlying Fund interests for or against the Underlying Fund Proposals on which its vote is sought proportionately to the instructions to vote for or against such matters received from its shareholders.  To the extent that a Underlying Fund Investing Fund does not receive voting instructions from its shareholders, the portion of that Fund’s Underlying Fund interests allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.  Any shareholder giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as of the Record Date constitutes a quorum.  Votes cast by proxy/voting instruction card or in person at the Special Meeting will be counted by persons appointed by the Funds as inspectors of election for the Special Meeting.  The inspectors will count the total number of votes cast “FOR” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.  Shares represented by proxy/voting instruction cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  With respect to any Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any of the Proposals set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards.  In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required.  With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Special Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal.  The Funds pay the costs of any additional solicitation and of any adjourned session. Any Proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other Proposal.

The approval of each of the New Agreements (as defined below) requires the affirmative vote of “a majority of the outstanding voting securities” of the applicable Funds, which is defined in the 1940 Act to mean the affirmative vote (i) of 67 percent or more of the shares present at the Special Meeting, if the holders of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the shares of the applicable funds outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Funds.  It is anticipated that the Funds will bear proxy solicitation and related costs equal to approximately $75,000.  In addition to the solicitation by mail, certain officers and representatives of the Funds, officers and employees of Hatteras and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

For a free copy of the Funds’ annual report for the fiscal year ended December 31, 2014 or the Funds’ semi-annual report for the six months ended June 30, 2015 call 888.363.2324, email

clientsupport@hatterasfunds.com, visit hatterasfunds.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2016: The Proxy Statement for the Special Meeting is available at www.hatterasfunds.com/literature

Background regarding the Proposals

On December 10, 2015, Raleigh Acquisition, LLC (the “Purchaser”), a newly formed Delaware limited liability company managed by the same persons who currently manage Hatteras Funds, LLC (“Hatteras”), entered into a membership interest purchase agreement (the “Purchase Agreement”) with RCS Advisory Services, LLC, a direct subsidiary of RCS Capital Corporation, a Delaware corporation (“Seller”) and Hatteras, a Delaware limited liability company and wholly-owned subsidiary of Seller.  Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from Seller and Seller will sell to Purchaser, 100% of the limited liability company interests of Hatteras, and Purchaser will assume certain liabilities of Hatteras (the “Purchase”).  The Purchase is expected to be consummated in the first quarter of 2016, but is subject to various conditions.

When consummated, the Purchase will result in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of (i) the existing investment advisory agreement between Hatteras and the Trust regarding the Funds (the “Current HAMFT Agreement”), (ii) the existing investment advisory agreement between Hatteras and the Underlying Funds Trust (the “UFT”) regarding the series of the UFT in which the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund, the Hatteras Long/Short Debt Fund, the Hatteras Long/Short Equity Fund and the Hatteras Managed Futures Strategies Fund invest (the “Current UFT Agreement”); and (iii) the existing investment sub-advisory agreement between Hatteras and Acertus Capital Management, LLC (“Acertus”) regarding the Hatteras Disciplined Opportunity Fund (the “Current Acertus Agreement” and, together with the Current HAMFT Agreement and the Current UFT Agreement, the “Current Agreements”).  An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  To avoid disruption of the Funds’ and the Underlying Funds’ investment management program, the Board of Trustees of HAMFT (the “HAMFT Board”) approved a proposed new investment advisory agreement (the “New HAMFT Agreement”) and new investment sub-advisory agreement (the “New Acertus Agreement”), and the Board of Trustees of UFT (the “UFT Board”) approved a proposed new investment advisory agreement (the “New UFT Agreement” and, together with the New HAMFT Agreement and the New Acertus Agreement”, the “New Agreements”) on December 9, 2015.

To avoid disruption of the Funds’ investment management program, the HAMFT Board approved a new interim investment advisory agreement with respect to the Funds (the “HAMFT Interim Advisory Agreement”), the UFT Boards approved a new interim investment advisory agreement with respect to the UFT Portfolios (the “UFT Interim Advisory Agreement”), and the HAMFT Board approved a new interim investment sub-advisory agreement with respect to the Disciplined Opportunity Fund (the “Acertus Interim Sub-Advisory Agreement” and, together with the HAMFT Interim Advisory Agreement and the UFT Interim Advisory Agreement, the “Interim Agreements”) pursuant to Rule 15a-4 under the 1940 Act.  Under Rule 15a-4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met in the case of the Interim Agreements:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund’s board of directors, including a majority of the independent directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund’s board of directors, including a majority of the independent directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund’s board of directors or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the fund’s board; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

If the Purchase is consummated prior to approval of the New Agreements by the Shareholders of the Funds, the Interim Agreements will become effective and would remain in effect (unless sooner terminated) until the Funds’ Shareholders either approve or disapprove of the relevant New Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If the Interim Agreements do become effective, the advisory fees earned by the Hatteras and Acertus during the interim period will be held in escrow.  Fees that are held in escrow, including any interest earned, will be paid to Hatteras and Acertus if the Funds’ Shareholders approve the New Agreements within 150 days of the date of the Interim Agreements.  If the Funds’ Shareholders do not approve the New Agreements within 150 days of the date of the Interim Agreements, then Hatteras and Acertus will be paid the lesser of: (i) any costs incurred in performing the relevant Interim Agreement, plus any interest earned on the amount while in escrow; or (ii) the total amount in the escrow account, plus interest if earned.

To facilitate management of the Funds and the Underlying Funds, the Trust’s Board of Trustees (the “Board”) seeks (i) approval, as described in Proposals 1 through 10, of the New HAMFT Agreement, (ii) approval, as described in Proposal 11, of the New Acertus Agreement, and (iii) to obtain voting instructions, as described in Proposals 12 through 14, necessary to set in place the New UFT Agreement, and each effective as of the date of the Current Agreements’ termination.

Each Underlying Fund Investing Fund will vote its shares of the Underlying Funds for or against the Underlying Fund Proposals proportionately to the instructions to vote for or against such matters received from the Funds’ Shareholders.  To the extent that a Underlying Fund Investing Fund does not receive voting instructions from its Shareholders, the portion of the Fund’s shares of the Underlying Funds allocable to such Shareholders will be voted in the same proportions as the portion with respect to which the Fund has received voting instructions.

Each of these Proposals is discussed in greater detail below.

PROPOSAL 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE ALPHA FUND

PROPOSAL 2

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE MULTI-MANAGER FUND

PROPOSAL 3

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE LONG/SHORT DEBT FUND

PROPOSAL 4

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE LONG/SHORT EQUITY FUND

PROPOSAL 5

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE MANAGED FUTURES FUND

PROPOSAL 6

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE MARKET NEUTRAL FUND

PROPOSAL 7

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE EVENT DRIVEN FUND

PROPOSAL 8

TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE DISCIPLINED OPPORTUNITY FUND

PROPOSAL 9

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE MULTI-MANAGER FUND REGARDING THE UNDERLYING FUND PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN THE HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE MARKET NEUTRAL FUND

PROPOSAL 10

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE MULTI-MANAGER FUND REGARDING THE UNDERLYING FUND PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX A BETWEEN THE HATTERAS FUNDS, LLC AND THE TRUST, ON BEHALF OF THE EVENT DRIVEN FUND

The Board recommends that Shareholders vote FOR the New HAMFT Agreement.

At the Special Meeting, shareholders will be asked to approve the New HAMFT Agreement between Hatteras and the Trust, on behalf of the Funds, as described in Proposals 1 through 8 above.  Shareholders will also be asked to provide voting instructions regarding the Underlying Fund Proposals to approve the New HAMFT Agreement as described in Proposals 9 and 10. The New HAMFT Agreement contains identical terms and conditions as the Current HAMFT Agreement.  The form of the New HAMFT Agreement is attached hereto as Appendix A.  The Board recommends approval of the New HAMFT Agreement to replace the Current HAMFT Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

If the Purchase is consummated prior to approval of the New HAMFT Agreement by the Funds’ Shareholders, the HAMFT Interim Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Funds’ Shareholders either approve or disapprove of the New HAMFT Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If Shareholders do not approve Proposals 1 through 10 to approve the New HAMFT Agreement, the HAMFT Board may re-solicit proxies, and may consider alternatives as it deems appropriate and in the best interests of the Funds.

Hatteras and the Current HAMFT Agreement

Hatteras currently provides day-to-day investment management services to the Funds pursuant to the Current HAMFT Agreement.  Hatteras is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”).  As of September 30, 2015, approximately $1.8 billion of assets were under the management of Hatteras.  Hatteras’ principal place of business is located at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (919) 846-3433.

Under the Current HAMFT Agreement, Hatteras is entitled to receive an annual fee rate of 0.25% of the average daily net assets of the Alpha Fund, 0.25% of the average daily net assets of the Multi-Manager Fund, 0.00% of the average daily net assets of each of the Long/Short Equity Fund, Long/Short Debt Fund and Managed Futures Strategies Fund, 1.75% of the average daily net assets of the Event Driven Fund, 1.75% of the average daily net assets of the Market Neutral Fund, and 1.25% of the average daily net assets of the Disciplined Opportunity Fund.  Hatteras is also compensated indirectly by the Underlying Fund Investing Funds as such Funds pay their proportionate share of fees payable from the Underlying Funds to Hatteras.

After fee waivers and expense reimbursements, for the fiscal year ended December 31, 2014 Hatteras received $2,468,393 pursuant to the Current HAMFT Agreement.

The Current HAMFT Agreement, dated July 1, 2014 was last approved by the Funds’ Shareholders at a special meeting of the Funds’ Shareholders held on January 21, 2014 in connection with the purchase of substantially all the assets related to the business operations of Hatteras Alternative Mutual Funds, LLC (“HAMF”), the prior investment adviser to the Funds, and the assumption of certain liabilities of HAMF by Hatteras, a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation.  The Board last approved the Current HAMFT Agreement on November 22, 2013.  The Funds also bore a fund servicing fee in the amount of $8,072,200 payable to Hatteras.

Hatteras and the New HAMFT Agreement

If Proposals 1 through 10 are approved, Hatteras will continue in its role in providing day-to-day investment management services to the Funds.

The following table sets forth the name, position and principal occupation of each officer and each director of Hatteras as of the consummation of the Purchase.  Each individual’s address is 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name	Principal Occupation with Hatteras
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer
Robert J. Murphy	Chief Investment Officer

There were no brokerage commissions paid by any Fund to affiliated brokers of Hatteras for the fiscal year ended December 31, 2014.

A copy of the New HAMFT Agreement is attached hereto as Appendix A.  The following description is only a summary.  You should refer to Appendix A for the New HAMFT Agreement, and the description set forth in this Proxy Statement of the New HAMFT Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services.  Substantially similar to Hatteras’ services under the Current HAMFT Agreement, under the New HAMFT Agreement, subject to the supervision and direction of the HAMFT Board, Hatteras will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with HAMFT’s Declaration of Trust, the 1940 Act and the Advisers Act, (b) manage each Fund’s portfolio and furnish a continual investment program for the Funds (with respect to the Underlying Fund Investing Funds, through a fund-of-funds structure in which the assets of each such Fund are invested in one or more series of the UFT) in accordance with each Fund’s investment objective and policies as described in the Funds’ Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be Hatteras’ own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the HAMFT Board every quarter, and (h) advise and assist the officers of HAMFT in taking such steps as are necessary or appropriate to carry out the decisions of the HAMFT Board and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, Hatteras will furnish the Trust with whatever statistical information the HAMFT Board may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.  Hatteras will keep HAMFT informed of developments materially affecting each Fund’s portfolio, and will, on its own initiative, furnish HAMFT from time to time with whatever information Hatteras believes is appropriate for this purpose.

Brokerage.  The New HAMFT Agreement provides that, in connection with purchases or sales of portfolio securities for the account of the Funds, neither Hatteras nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. Hatteras or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by Hatteras. In the selection of such brokers or dealers and the placing of such orders, Hatteras will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Hatteras will have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. Hatteras is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, Hatteras may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities

Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which Hatteras exercises investment discretion. The aforementioned provisions relating to brokerage are identical to the provisions of the Current HAMFT Agreement relating to the same.

Advisory Fees.  The New HAMFT Agreement contains a fee structure identical to that of the Current HAMFT Agreement.  Hatteras is entitled to receive an annual fee rate of 0.25% of the average daily net assets of the Alpha Fund, 0.25% of the average daily net assets of the Multi-Manager Fund, 0.00% of the average daily net assets of each of the Long/Short Equity Fund, Long/Short Debt Fund and Managed Futures Strategies Fund, 1.75% of the average daily net assets of the Event Driven Fund, 1.75% of the average daily net assets of the Market Neutral Fund, and 1.25% of the average daily net assets of the Disciplined Opportunity Fund.  Hatteras is also compensated indirectly by the Underlying Fund Investing Funds as such Funds pay their proportionate share of fees payable from the Underlying Funds to Hatteras.

Duration and Termination.  Like the Current HAMFT Agreement, the New HAMFT Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees of the HAMFT Board, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the HAMFT Board or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of the New HAMFT Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. The New HAMFT Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the HAMFT Board, or by vote of a majority of the outstanding voting securities of the Funds, or by Hatteras.  The New HAMFT Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification.  Like the Current HAMFT Agreement, the New HAMFT Agreement provides that Hatteras shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the New HAMFT Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Hatteras of its obligations and duties under the New HAMFT Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of Hatteras, who may be or become an officer, Trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Hatteras, even though paid by it.

PROPOSAL 11

TO APPROVE THE INVESTMENT SUB-ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX C BETWEEN HATTERAS FUNDS, LLC AND ACERTUS CAPITAL MANAGEMENT, LLC, ON BEHALF OF THE DISCIPLINED OPPORTUNITY FUND

The Board recommends that Shareholders vote FOR the New Acertus Agreement.

At the Special Meeting, shareholders will be asked to approve the New Acertus Agreement between Hatteras and Acertus, on behalf of the Disciplined Opportunity Fund, as described in Proposal 11 above.  The New Acertus Agreement contains identical terms and conditions as the Current Acertus Agreement.  The form of the New Acertus Agreement is attached hereto as Appendix C.  The Board recommends approval of the New Acertus Agreement to replace the Current Acertus Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

If the Purchase is consummated prior to approval of the New Acertus Agreement by the Disciplined Opportunity Fund’s shareholders, the Acertus Interim Sub-Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Disciplined Opportunity Fund’s shareholders either approve or disapprove of the New Acertus Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If shareholders of the Disciplined Opportunity Fund do not approve Proposal 11 to approve the New Acertus Agreement, the HAMFT Board may re-solicit proxies, and may consider alternatives as it deems appropriate and in the best interests of the Disciplined Opportunity Fund.

Acertus and the Current Acertus Agreement

Acertus currently provides day-to-day investment management services to the Disciplined Opportunity Fund pursuant to the Current Acertus Agreement.  Acertus is registered as an investment adviser with the SEC under the Advisers Act.  As of September 30, 2015, Acertus had assets under management of approximately $494,112,588.  Acertus’ principal place of business is located at 465 South Street, Suite 304, Morristown, NJ 07960, Telephone (973) 206-7320, Facsimile (973) 410-3111.

Under the Current Acertus Agreement, Acertus is entitled to receive an annual sub-advisory fee rate of 0.625% of the average daily net assets of the Disciplined Opportunity Fund.  After fee waivers and expense reimbursements, for the fiscal year ended December 31, 2014 Acertus received $65,688 pursuant to the Current Acertus Agreement.

The HAMFT Board last approved the Current Acertus Agreement dated July 10, 2015 on April 22, 2015.

Acertus and the New Acertus Agreement

If Proposal 11 is approved, Acertus will continue in its role in providing day-to-day investment management services to the Disciplined Opportunity Fund.

The following table sets forth the name, position and principal occupation of each officer and director of Acertus.  Each individual’s address is 465 South Street, Suite 304, Morristown, NJ 07960.

Name	Principal Occupation with Acertus

There were no brokerage commissions paid by the Disciplined Opportunity Fund to affiliated brokers of Acertus for the fiscal year ended December 31, 2014.

A copy of the New Acertus Agreement is attached hereto as Appendix C.  The following description is only a summary.  You should refer to Appendix C for the New Acertus Agreement, and the description set forth in this Proxy Statement of the New Acertus Agreement is qualified in its entirety by reference to Appendix C.

Advisory Services.  Identical to Acertus’ services under the Current Acertus Agreement, under the New Acertus Agreement, Acertus will coordinate the investment and reinvestment of the assets of the Disciplined Opportunity Fund and determine the composition of the assets of the Disciplined Opportunity Fund and (i) obtain and evaluate, to the extent deemed necessary and advisable by Acertus in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Disciplined Opportunity Fund or are under consideration for inclusion in the Disciplined Opportunity Fund; (ii) formulate and implement a continuous investment program for the Disciplined Opportunity Fund; (iii) take whatever steps are necessary to implement the investment program for the Disciplined Opportunity Fund  by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Disciplined Opportunity Fund; (iv) keep the Board and Hatteras fully informed in writing on an ongoing basis as agreed by Hatteras and Acertus of all material facts concerning the investment and reinvestment of the assets in the Disciplined Opportunity Fund, Acertus and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by Hatteras or the Board, and Acertus will attend meetings with Hatteras and/or the Board, as reasonably requested, to discuss the foregoing; (v) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Disciplined Opportunity Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of Acertus for each security or other investment/asset in the Disciplined Opportunity Fund for which market prices are not readily available; (vi) provide any and all material composite performance information, records and supporting documentation about accounts Acertus manages, if appropriate, which are relevant to the Disciplined Opportunity Fund and that have investment objectives, policies, and strategies substantially similar to those employed by Acertus in managing the Disciplined Opportunity Fund that may be reasonably necessary, under applicable laws, to allow the Disciplined Opportunity Fund or its agent to present information concerning Acertus’ prior performance in the Disciplined Opportunity Fund’s prospectus and statement of additional information and any permissible reports and materials prepared by the Disciplined Opportunity Fund or its agent; and (vii) cooperate with and provide reasonable assistance to Hatteras, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and Hatteras, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and Hatteras, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

The New Acertus Agreement, like the Current Acertus Agreement, states that Acertus shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust; (ii) the By-Laws of the Trust; (iii) the prospectus and statement of additional information of the Trust relating to the Disciplined Opportunity Fund; (iv) the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Disciplined Opportunity Fund; (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board; and (vi) the written instructions of Hatteras. Under the New Acertus Agreement, and identical to its responsibilities under the Current Acertus Agreement, Acertus will, at its expense, furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under the New Acertus Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of Acertus’ duties under the New Acertus Agreement.  In addition, Acertus will maintain all accounts, books and records with respect to the Disciplined Opportunity Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to its duties as are set forth therein.

Brokerage. Both the New Acertus Agreement and the Current Acertus Agreement provide that Acertus will select brokers and dealers to effect all portfolio transactions subject to the conditions set therein and will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  Under both the New Acertus Agreement and the Current Acertus Agreement, (a) Acertus is directed at all times to seek to execute transactions for the Disciplined Opportunity Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or Hatteras from time to time and which have been provided to Acertus or (ii) as described in the Disciplined Opportunity Fund’s prospectus and statement of additional information; (b) in placing any orders for the purchase or sale of investments for the Disciplined Opportunity Fund, in the name of the Disciplined Opportunity Fund or its nominees, Acertus shall use its best efforts to obtain for the Disciplined Opportunity Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; and (c) in no instance will portfolio securities be purchased from or sold to Acertus, or any affiliated person thereof, except in accordance with the 1940 Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Disciplined Opportunity Fund.

Identical to the Current Acertus Agreement, the New Acertus Agreement provides that, (a) subject to the appropriate policies and procedures approved by the Board, Acertus may, to the extent authorized by Section 28(e) of the Exchange Act cause the Disciplined Opportunity Fund to pay a broker or dealer that provides brokerage or research services to Hatteras, Acertus and the Disciplined Opportunity Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Acertus determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided, viewed in terms of that particular transaction or Acertus’ overall responsibilities to the Disciplined Opportunity Fund or its other advisory clients; and (b) to the extent authorized by Section 28(e) and the Board, Acertus shall not be deemed to have acted unlawfully or to have breached any duty created by the Current Acertus Agreement or New Acertus Agreement, as applicable, or otherwise solely by reason of such action.

Both the Current Acertus Agreement and the New Acertus Agreement state that on occasions when Acertus deems the purchase or sale of a security to be in the best interest of the Disciplined Opportunity Fund as well as other clients of Acertus, Acertus to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution, and that Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Acertus in the manner which Acertus considers to be the most equitable and consistent with its fiduciary obligations to the Disciplined Opportunity Fund and to its other clients over time.  Under the Current Acertus Agreement and the New Acertus Agreement, Hatteras agrees that Acertus and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Disciplined Opportunity Fund, and Hatteras also acknowledges that Acertus and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Disciplined Opportunity Fund, and that Acertus will carry out its duties thereunder together with its duties under such relationships.  Nothing in the Current Acertus Agreement or the New Acertus Agreement shall be deemed to confer upon Acertus any obligation to purchase or to sell or to recommend for purchase or sale for the Disciplined Opportunity Fund any investment that Acertus, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Acertus it is for any reason impractical or undesirable to take such action or make such recommendation for the Disciplined Opportunity Fund.

Advisory Fees.  The New Acertus Agreement contains a fee structure identical to that of the Current Acertus Agreement.  Under the Current Acertus Agreement, Hatteras will pay Acertus an advisory fee with respect to the Disciplined Opportunity Fund calculated by applying a daily rate, based on an annual percentage rate of 0.625%, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Payments shall be made to Acertus on or about the fifth day of each month.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), Acertus may, in its discretion and from time to time, waive all or any portion of its advisory fee.

Duration and Termination.  Like the Current Acertus Agreement, the New Acertus Agreement provides that it will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  Each of the Current Acertus Agreement and New Acertus Agreement (a) may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Disciplined Opportunity Fund, on sixty (60) days’ written notice to Hatteras and Acertus, or by Hatteras or Acertus on sixty (60) days’ written notice to the Trust and the other party; (b) will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Current HAMFT Agreement or the New HAMFT Agreement, as applicable, is assigned (as defined in the 1940 Act) or terminates for any other reason; and (c) will terminate upon written notice to the other party that the other party is in material breach of the Current Acertus Agreement or New Acertus Agreement, as applicable, unless the other party in material breach of such agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation on Liability and Indemnification.  The provisions concerning limitation of liability and indemnification contained in the New Acertus Agreement are identical to those contained in the Current Acertus Agreement.  Except as may otherwise be provided by the 1940 Act or any other federal securities law, neither Acertus nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Hatteras or the Trust as a result of any error of judgment or mistake of law by Acertus or its Affiliates with respect to the Disciplined Opportunity Fund, except that nothing in the Current Acertus Agreement or the New Acertus Agreement, as applicable, shall operate or purport to operate in any way to exculpate, waive or limit the liability of Acertus or its Affiliates for, and Acertus shall indemnify and hold harmless the Trust, Hatteras, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Hatteras Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Hatteras Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Acertus in the performance of any of its duties or obligations thereunder or (ii) any untrue statement of a material fact contained in the Disciplined Opportunity Fund’s prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Disciplined Opportunity Fund or the omission to state therein a material fact known to Acertus which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Hatteras or the Trust by the Acertus Indemnitees (as defined below) for use therein.

Except as may otherwise be provided by the 1940 Act or any other federal securities law, Hatteras and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Acertus as a result of any error of judgment or mistake of law by Hatteras with respect to the Disciplined Opportunity Fund, except that nothing in the Current Acertus Agreement or New Acertus Agreement, as applicable, shall operate or purport to operate in any way to exculpate, waive or limit the liability of Hatteras for, and Hatteras shall indemnify and hold harmless Acertus, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Acertus Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Acertus Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Hatteras in the performance of any of its duties or obligations thereunder or (ii) any untrue statement of a material fact contained in the Disciplined Opportunity Fund’s prospectus and statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Disciplined Opportunity Fund or the omission to state therein a material fact known to Hatteras that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to Hatteras or the Trust.

PROPOSAL 12

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE MANAGED FUTURES FUND REGARDING THE UNDERLYING FUND PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX B BETWEEN THE HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE MANAGED FUTURES UNDERLYING FUND

PROPOSAL 13

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE MANAGED FUTURES FUND REGARDING THE UNDERLYING FUND PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX B BETWEEN THE HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE LONG/SHORT EQUITY UNDERLYING FUND

PROPOSAL 14

TO PROVIDE VOTING INSTRUCTIONS FROM THE ALPHA FUND AND THE MANAGED FUTURES FUND REGARDING THE UNDERLYING FUND PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENT ATTACHED HERETO AS APPENDIX B BETWEEN THE HATTERAS FUNDS, LLC AND THE UFT, ON BEHALF OF THE LONG/SHORT DEBT UNDERLYING FUND

The UFT Board recommends that the UFT’s shareholders vote FOR the New UFT Agreement.  The UFT Board is seeking to obtain your voting instructions regarding the UFT’s proposal to approve the New UFT Agreement.

At the UFT Special Meeting, the UFT’s shareholders will be asked to approve the New UFT Agreement between Hatteras and the UFT, as described in Proposals 12 through 14.  The New UFT Agreement contains identical terms and conditions as the Current UFT Agreement between Hatteras and the UFT.  The form of the New UFT Agreement is attached hereto as Appendix B.  The UFT Board recommends approval of the New UFT Agreement to replace the Current UFT Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

The Underlying Fund Investing Funds are seeking to obtain voting instructions to vote the Underlying Fund Investing Funds’ shares in the Underlying Funds regarding the Underlying Fund Proposals to approve the New UFT Agreement.

If the Purchase is consummated prior to approval of the New UFT Agreement by UFT’s shareholders, the UFT Interim Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the UFT’s shareholders either approve or disapprove of the New UFT Agreement or 150 days following the date of the consummation of the Purchase, whichever is sooner.

If the UFT’s shareholders do not approve the Underlying Fund Proposals, the UFT’s Board may re-solicit proxies, and may consider alternatives as it deems appropriate and in the best interests of the UFT.

Hatteras and the Current UFT Agreement

Hatteras currently provides day-to-day investment management services to the Underlying Funds pursuant to the Current UFT Agreement.  Hatteras is registered as an investment adviser with the SEC under the

Advisers Act.  As of September 30, 2015, approximately $1.8 billion of assets were under the management of Hatteras.  Hatteras’ principal place of business is located at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138.

Under the Current UFT Agreement, Hatteras is entitled to receive a monthly fee of 1.75% (on an annualized basis) of the average daily net assets of each Underlying Fund.

After fee waivers and expense reimbursements, for the fiscal year ended December 31, 2014 Hatteras received $20,933,176 from the Long/Short Equity Fund, Long/Short Debt Fund and the Managed Futures Fund pursuant to the Current UFT Agreement.

The Current UFT Agreement, dated July 1, 2014 was last approved by the Underlying Funds’ shareholders at a special meeting of the Underlying Funds’ shareholders held on January 21, 2014 in connection with the purchase of substantially all the assets related to the business operations of Hatteras Alternative Mutual Funds, LLC (“HAMF”), the prior investment adviser to the Underlying Funds, and the assumption of certain liabilities of HAMF by Hatteras, a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation.  The Board last approved the Current UFT Agreement on November 22, 2013.  The Long/Short Equity Fund, Long/Short Debt Fund and Managed Futures Fund also bore a fund servicing fee in the amount of $2,990,595 payable to Hatteras.

Hatteras and the New UFT Agreement

If Proposals 12 through 14 are approved, Hatteras will continue in its role in providing day-to-day investment management services to the Underlying Funds.

The following table sets forth the name, position and principal occupation of each officer and each director of Hatteras as of the consummation of the Purchase.  Each individual’s address is 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name	Principal Occupation with Hatteras
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer
Robert J. Murphy	Chief Investment Officer

There were no brokerage commissions paid by the Underlying Funds to affiliated brokers of Hatteras for the fiscal year ended December 31, 2014.

A copy of the New UFT Agreement is attached hereto as Appendix B.  The following description is only a summary.  You should refer to Appendix B for the New UFT Agreement, and the description set forth in this Proxy Statement of the New UFT Agreement is qualified in its entirety by reference to Appendix B.

Advisory Services.  Identical to Hatteras’ services under the Current UFT Agreement, under the New UFT Agreement, subject to the supervision and direction of the UFT Board, Hatteras will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the UFT’s Declaration of Trust, the 1940 Act and the Advisers Act, (b) manage each Underlying Fund’s portfolio and furnish a continual investment program for the Underlying Funds in accordance with each Underlying Fund’s investment objective and policies as described in the Underlying Funds’ Prospectus, (c) make investment decisions for the Underlying Funds, (d) provide the Underlying Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Underlying Funds with office facilities which may be Hatteras’ own offices, (f) determine what securities shall be purchased for the Underlying Funds, what securities shall be held or sold by the Underlying Funds, and allocate assets of the Underlying Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Underlying Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Underlying Funds every quarter, and (h) advise and assist the officers of the UFT in taking such steps as are necessary or appropriate to carry out the decisions of the UFT Board and its committees with respect to the foregoing matters and the conduct of the business of the Underlying Funds.  In addition, HAMFT will furnish the UFT with whatever statistical information the UFT Board may reasonably request with respect to the securities that the Underlying Funds may hold or contemplate purchasing.  Hatteras will keep the UFT informed of developments materially affecting each Underlying Fund’s portfolio, and will, on its own initiative, furnish the UFT from time to time with whatever information Hatteras believes is appropriate for this purpose.

Brokerage.  The New UFT Agreement provides that, in connection with purchases or sales of portfolio securities for the account of the Underlying Funds, neither Hatteras nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. Hatteras or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Underlying Fund’s account with brokers or dealers selected by Hatteras. In the selection of such brokers or dealers and the placing of such orders, Hatteras will use its best efforts to seek for the Underlying Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Hatteras will have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Underlying Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. Hatteras is authorized to place orders for the purchase and sale of securities for the Underlying Funds with such brokers, subject to review by the Underlying Funds’ Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, Hatteras may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Underlying Fund and/or other accounts over which Hatteras exercises investment discretion.  The aforementioned provisions relating to brokerage are identical to the provisions of the Current UFT Agreement relating to the same.

Advisory Fees.  The New UFT Agreement contains a fee structure identical to that of the Current UFT Agreement.  Under the Current UFT Agreement, Hatteras is entitled to receive a monthly fee of 1.75% (on an annualized basis) of the average daily net assets of each Underlying Fund.  Sub-advisers to each Underlying Fund are compensated from this fee.

Duration and Termination.  Like the Current UFT Agreement, the New UFT Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Underlying Funds. The aforesaid requirement that continuance of the New UFT Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. The New UFT Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the UFT Board, or by vote of a majority of the outstanding voting securities of the Underlying Funds, or by Hatteras.  The New UFT Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification.  Like the Current UFT Agreement, the New UFT Agreement provides that Hatteras shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Underlying Funds in connection with the matters to which the New UFT Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Hatteras of its obligations and duties under the New UFT Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of Hatteras, who may be or become an officer, Trustee, employee or agent of the Underlying Funds, will be deemed, when rendering services to the Underlying Funds, to be rendering such services to, or acting solely for, the Underlying Funds and not as an officer, director, employee or agent, or one under the control or direction of Hatteras, even though paid by it.

Based on all of the foregoing, the UFT Board recommends that the UFT’s shareholders vote FOR the New UFT Agreement.  The UFT Board is seeking to obtain your voting instructions regarding the UFT’s proposal to approve the New UFT Agreement

BOARD APPROVAL AND RECOMMENDATION OF THE AGREEMENTS

[In reaching their decision to approve the New Agreements and Interim Agreements, Trustees of each of the UFT Board and HAMFT Board (the “Boards”) (together, the “Trustees”), including all of the “Independent Trustees” (i.e., Trustees that are not “interested persons” of the UFT Board and HAMFT Board as that term is defined in the 1940 Act), met in person at a meeting held on December 9, 2015 with senior executives of Hatteras and Acertus.  The Boards reviewed information about the Purchase and its potential impact on the Funds, reviewed information about Hatteras, Acertus, the Purchaser and their affiliates and considered the terms of the New Agreements and Interim Agreements.  The Independent Trustees also reviewed information concerning advisory and service fees to be paid to Hatteras by the Funds and certain service fees to be paid by Hatteras to a broker-dealer affiliate.  The Boards and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by Hatteras and Acertus, including information pursuant to the requirements of Section 15(c) of the 1940 Act.  This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Purchase and the financial stability of Hatteras.

The Independent Trustees discussed the details of the Purchase with representatives of Hatteras. The Independent Trustees noted that under the New UFT Agreement and New HAMFT Agreement and UFT Interim Advisory Agreement and HAMFT Interim Advisory Agreement, Hatteras will continue to serve as investment adviser to the Funds and that under the New Acertus Agreement and Acertus Interim Advisory Agreement, Acertus will continue to serve as investment sub-adviser to the Disciplined Opportunity Fund.  The sole owner of Hatteras will be Raleigh Acquisition, LLC.  The Independent Trustees discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Funds as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers.  Further, the Independent Trustees discussed with Hatteras whether the services to be provided to the Funds were expected to change as a result of the Purchase.  Hatteras noted that the advisory services to be provided to the Funds are not expected to change, including the manner in which investment decisions are made and executed.  The Boards noted that the Funds’ investment objectives and policies are not expected to change as a result of the Purchase.

In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services to be provided to the Funds; (2) the performance of the Funds; (3) the Funds’ advisory and sub-advisory fees and overall expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure under the New HAMFT Agreement and New UFT Agreement and HAMFT Interim Advisory Agreement and UFT Interim Advisory Agreement would be identical to the fee structure under the Current HAMFT Agreement and Current UFT Agreement, and the fee structure under the New Acertus Agreement and Acertus Interim Advisory Agreement would be identical to the fee structure under the Current Acertus Agreement, and that under the Interim Agreements, advisory fees will be held in escrow; and (7) other factors deemed relevant by the Boards.

The Trustees also evaluated the New Agreements and Interim Agreements in light of information they had requested and received from Hatteras and Acertus prior to the meeting.  The Trustees reviewed these materials with management of Hatteras and Acertus, legal counsel to the Funds and Hatteras, and legal counsel to the Independent Trustees.  The Independent Trustees also discussed the New Agreements and Interim Agreements in an executive session, at which no representatives of Hatteras or Acertus were present.  The Trustees considered whether the New Agreements and Interim Agreements would be in the best interests of the Funds and their Shareholders and the overall fairness of the New Agreements and Interim Agreements.  Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by Hatteras and Acertus; (2) the Funds’ investment performance; (3) the cost of the services provided and the profits realized by Hatteras and Acertus and their affiliates from their relationship with the Funds; (4) the extent to which economies of scale will be realized as the Funds grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Funds’ shareholders; and (5) ancillary benefits and other factors.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Boards considered information they believed necessary to access the stability of Hatteras and of Acertus as a result of the Purchase and to assess the nature and quality of services to be provided to the Funds by Hatteras and Acertus (with respect to the Disciplined Opportunity Fund) following the closing of the Purchase.

Investment Performance of the Funds.

The Boards considered the investment experience of Hatteras and Acertus, including the performance of the Funds, given that the Purchase is not expected to affect the manner in which the Funds are advised and that the current portfolio management team will continue to manage the Funds.

Costs of Services Provided and Profits Realized by Hatteras and Acertus.

In connection with the Trustees’ consideration of the level of the advisory and sub-advisory fees, the Trustees considered a number of factors. The Boards’ analysis of the Funds’ advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to a peer group.  The Trustees noted that the advisory fee rate to be paid to Hatteras under the New HAMFT Agreement and New UFT Agreement and under the UFT Interim Advisory Agreement and HAMFT Interim Advisory Agreement is the same as the advisory fee rate paid by the Funds to Hatteras under the Current HAMFT Agreement and Current UFT Agreement and that under the HAMFT Interim Advisory Agreement and UFT Interim Advisory Agreement, advisory fees will be held in escrow. [Based on current Fund asset levels, management indicated that Hatteras earned a small profit margin providing services to the Funds.]  Further, the HAMFT Board members noted that the fee to be paid to Acertus pursuant to the New Acertus Agreement and Acertus Interim Advisory Agreement is the same as the fees paid pursuant to the Current Acertus Agreement and that under the Interim Acertus Advisory Agreement, advisory fees will be held in escrow. [Based on current Fund asset levels, Acertus indicated that it is expected to earn a profit with respect to its management of the Disciplined Opportunity Fund.]  The Board members considered the relative profitability of Hatteras and Acertus with respect to the services they each provide to the Master Fund.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as each Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds.  After discussions with the Board members concerning Hatteras’ expected profitability and growth in assets for the Funds, the Boards noted that they will address the issue if Fund assets grow.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by Hatteras and Acertus from their management of the Funds and, with respect to Acertus, the Disciplined Opportunity Fund, including, without limitation, possible soft dollar benefits and the ability to market their advisory services for similar products in the near future, and ancillary benefits that could accrue to Acertus affiliates.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangement between Hatteras and Acertus (with respect to the Disciplined Opportunity Fund) and the Funds complies with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Funds cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its partners (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not “interested persons” (as defined in the 1940 Act) of Hatteras in compliance with this provision of Section 15(f).  The Trustees also noted that the Boards intend that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) as of the consummation of the Purchase.  With respect to the second condition of Section 15(f), Hatteras and Acertus has each represented that the Purchase will not have an economic impact on Hatteras’ or Acertus’ (with respect to the Disciplined Opportunity Fund) ability to provide services to the Funds and no fee increases are contemplated and that, the Purchase will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Purchase.  Hatteras and Acertus has each represented that neither Hatteras nor Acertus nor any interested person of Hatteras or Acertus (with respect to the Disciplined Opportunity Fund) will receive any compensation from a Fund or its partners, except as permitted pursuant to Section 15(f).

The Trustees also considered the requirements of Rule 15a-4, as described herein.

Based on all of the foregoing, each Board recommends that the Funds’ shareholders vote FOR the New Agreements and Interim Agreements.  The HAMFT Board is seeking to obtain your voting instructions regarding the Underlying Fund Proposals.]

ADDITIONAL INFORMATION

Other Matters.  No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their Shareholders.

Principal Holders of the Funds.  The beneficial owners of more than 5% of the outstanding value of the Funds as of the Record Date are as follows:

Name and Address of Owner	Fund and Number of Shares	Percentage of Fund

Security Ownership of Management.  [As of the Record Date, the Trust’s Trustees and officers owned outstanding securities of the Funds as follows:]

Custodian, Administrator and Distributor.  Custodial Trust Company, located at 101 Carnegie Center, Princeton, NJ 08540 serves as custodian of the Funds’ cash balances and provides custodial services for the Funds. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 serves as Fund Administrator pursuant to a Fund Administration Servicing Agreement. Hatteras Capital Distributors LLC, an affiliate of Hatteras, located at 6601 Six Forks Road, Suite 340, Raleigh, NC 37615, serves as the Funds’ distributor.

Shareholder Proposals and Procedures for Shareholder Communications with the Board. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

Dated:  [     ], 2015

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this    day of               , [2015] by and between Hatteras Funds, LLC, a Delaware limited liability company (the “Adviser”) and Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Investment Adviser. The Trust desires to employ the Funds’ capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Amended and Restated Declaration of Trust dated April 12, 2002, amended and restated on July 29, 2002, as amended from time to time (the “Charter”), and in its Prospectus as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)	Charter.
(b)	By-Laws-of the Trust, as amended from time to time.
(c)	Resolutions of the Trustees of the Trust selecting Hatteras Funds, LLC as Adviser to the Funds and approving the form of this Agreement.
(d)	Funds’ Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Name of Funds. The Trust and the Funds may use the names set forth on Appendix A, respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser. At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser’s business. The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names set forth on Appendix A to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4. Services Provided by Adviser. Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust’s Declaration of Trust, the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, (b) manage each Fund’s portfolio and furnish a continual investment program for the Funds in accordance with each Fund’s investment objective and policies as described in the Funds’ Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser’s own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund’s portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

6. Compensation of the Adviser. In consideration of the services rendered pursuant to this Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under this Agreement, a monthly fee as described in Appendix A to this Agreement. Additionally, as compensation for the services provided by the Adviser under this Agreement and under the separate Underlying Funds Trust Advisory Agreement, each series of the Underlying Funds Trust will pay to the Adviser a monthly fee of 1.75% (on an annualized basis) of its respective average daily net assets.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7. Services to Other Accounts. The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Hatteras Funds, LLC

6601 Six Forks Road, Suite 340

Raleigh, NC 27615

Attn: J. Michael Fields

Facsimile: (919) 845-3433

with a copy to:

Drinker Biddle & Reath, LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Attn: Joshua B. Deringer, Esq.

To the Trust and the Funds at:

Hatteras Alternative Mutual Funds Trust

6601 Six Forks Road, Suite 340

Raleigh, NC 27615

with a copy to:

Drinker Biddle & Reath, LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Attn: Joshua B. Deringer, Esq.

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

By:
Name: J. Michael Fields
Title: Secretary

HATTERAS FUNDS, LLC

By:
Name: J. Michael Fields
Title: Chief Operating Officer

APPENDIX A

Separate Series of Hatteras Alternative Mutual Funds Trust

Fund	Annual Fee Rate
Hatteras Alpha Hedged Strategies Fund	0.25% of average daily net assets
Hatteras Long / Short Equity Fund	0.00% of average daily net assets
Hatteras Long / Short Debt Fund	0.00% of average daily net assets
Hatteras Alternative Multi-Manager Fund	0.25% of average daily net assets
Hatteras Managed Futures Strategies Fund	0.00% of average daily net assets
Hatteras Event Driven Fund	1.75% of average daily net assets
Hatteras Market Neutral Fund	1.75% of average daily net assets
Hatteras Disciplined Opportunity Fund	1.25% of average daily net assets

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this    day of               , [2015] by and between Hatteras Funds, LLC, a Delaware limited liability company (the “Adviser”) and the Underlying Funds Trust, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of Investment Adviser. The Trust desires to employ the Funds’ capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated March 27, 2006 (the “Charter”), and in its Prospectus as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a) Charter.

(b) By-Laws-of the Trust, as amended from time to time.

(c) Resolutions of the Trustees of the Trust selecting Hatteras Funds, LLC as Adviser to the Funds and approving the form of this Agreement.

(d) Funds’ Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Name of Funds. The Trust and the Funds may use the names set forth on Appendix A, respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser. At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser’s business. The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names set forth on Appendix A to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4. Services Provided by Adviser. Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust’s Declaration of Trust, the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended, (b) manage each Fund’s portfolio and furnish a continual investment program for the Funds in accordance with each Fund’s investment objective and policies as described in the Funds’ Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the

Funds with office facilities which may be the Adviser’s own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds. In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund’s portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

6. Compensation of the Adviser. In consideration of the services rendered pursuant to this Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under this Agreement, a monthly fee of 1.75% (on an annualized basis) of the average daily net assets of each Fund.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7. Services to Other Accounts. The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement. No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Hatteras Funds, LLC

6601 Six Forks Road, Suite 340

Raleigh, NC 27615-3052

Attn: J. Michael Fields

Facsimile: (919) 845-3433

with a copy to:

Drinker Biddle & Reath, LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Attn: Joshua B. Deringer, Esq.

To the Trust and the Funds at:

Underlying Funds Trust

6601 Six Forks Road, Suite 340

Raleigh, NC 27615-3052

with a copy to:

Drinker Biddle & Reath, LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103-6996

Attn: Joshua B. Deringer, Esq.

13. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous. Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

UNDERLYING FUNDS TRUST

By:
Name: J. Michael Fields
Title: Secretary

HATTERAS FUNDS, LLC

By:
Name: J. Michael Fields
Title: Chief Operating Officer

APPENDIX A

Each Separate Series of the Underlying Funds Trust as set forth in the Prospectus

APPENDIX C

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [    ], 2016 by and between Hatteras Funds, LLC, a Delaware limited liability company (the “Adviser”), and Acertus Capital Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) with Hatteras Alternative Mutual Funds Trust (the “Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the portfolio(s) specified in Appendix A hereto, each a series of the Trust (each a “Portfolio” and collectively, the “Portfolios”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Trust to select advisers for each Portfolio of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Portfolio;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.                                      APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Portfolio, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.                                      ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Portfolio will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Portfolio and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.                                      SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.                                    As investment adviser to each Portfolio, the Sub-Adviser will coordinate the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.                                    As part of the services it will provide hereunder, the Sub-Adviser will:

(i)                                     obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

(ii)                                  formulate and implement a continuous investment program for the Portfolio;

(iii)                               take whatever steps are necessary to implement the investment program for the Portfolio by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of the Portfolio;

(iv)                              keep the Trustees of the Trust and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)                                 in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/ assets in the Portfolio, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Portfolio for which market prices are not readily available;

(vi)                              provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by the Portfolio or its agent; and

(vii)                           cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.                                    In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following:  (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus and Statement of Additional Information of the Trust relating to the Portfolio(s) filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (v) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.                                    In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Portfolio, (ii) any other Portfolio of the Trust or (iii) any other investment company under common control with the

Trust concerning transactions of the Portfolio in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets.  This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.                                     The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

F.                                      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board of Trustees or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI.  In placing any orders for the purchase or sale of investments for each Portfolio, in the name of the Portfolio or its nominees, the Sub-Adviser shall use its best efforts to obtain for the Portfolio “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio.

G.                                    Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Portfolio or its other advisory clients.  To the extent authorized by Section 28(e) and the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

H.                                   On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

I.                                        The Sub-Adviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.                                        The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to:  voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization.

4.                                      COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Portfolio as specified in Appendix B to this Agreement.  Payments shall be made to the Sub-Adviser on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets.  The fee shall be based on the average daily net assets for the month involved.  Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.                                      LIABILITY AND INDEMNIFICATION

A.                                    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.                                    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust.

6.                                      REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.                                    The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Portfolio as contemplated hereby.

B.                                    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.                                    The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.                                    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.                                     The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

7.                                      REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.                                    The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.                                    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify each Portfolio and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s), provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                    The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-

Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.                                    The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.                                     The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or a change in control.

F.                                      The Sub-Adviser will promptly notify the Adviser of any financial condition or other matter that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.                                    The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                   The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

8.                                      NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Portfolio(s) and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.                                      SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.                               REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.                               RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.                               DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio’s outstanding securities (to the extent required under the Investment Company Act).  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.                               TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.                               USE OF THE SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations.  If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

15.                               AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all the Portfolios of the Trust.

16.                               ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.  The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its key employees within a reasonable time thereafter.

17.                               ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Portfolio.

18.                               HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.                               NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:           Hatteras Funds, LLC

6601 Six Forks Road

Suite 340

Raleigh, NC, 27615

Attn: J. Michael Fields

For:           Acertus Capital Management, LLC

163 Madison Avenue

Suite 600

Morristown, NJ 07960

Attn: James D. Nesci

20.                               SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.                               TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Portfolio.  The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolio(s), nor from the Trustees or officers, or from any individual Trustee or officer of the Trust.

22.                               GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.                               INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.                               THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HATTERAS FUNDS, LLC	ACERTUS CAPITAL MANAGEMENT, LLC

By:	By:

Name: J. Michael Fields	Name: James D. Nesci

Title: Chief Operating Officer	Title: President

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

The Hatteras Disciplined Opportunity Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Portfolio	Annual Sub-Advisory Fee
The Hatteras Disciplined Opportunity Fund	.625%

HATTERAS DISCIPLINED OPPORTUNITY FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

1)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Disciplined Opportunity Fund.	o	o	o
2)	To approve the investment sub-advisory agreement attached hereto as Appendix C between Hatteras Funds, LLC and Acertus Capital Management, LLC, on behalf of the Disciplined Opportunity Fund.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS ALPHA HEDGED STRATEGIES FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

1)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Alpha Fund.	o	o	o
9)

To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund.

		o	o	o
10)

To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund.

		o	o	o
10)

To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Strategies Portfolio of UFT.

		o	o	o
11)

To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Equity Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of UFT.

		o	o	o
12)

To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of UFT.

		o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS ALTERNATIVE MULTI-MANAGER FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

2)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Multi-Manager Fund.	o	o	o
9)

To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund

		o	o	o
10)

To provide voting instructions from the Alpha Fund and the Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund

		o	o	o
13)

To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Equity Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of UFT.

		o	o	o
14)

To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of UFT.

		o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS LONG/SHORT DEBT FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

3)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Debt Fund.	o	o	o
14)

To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of UFT.

		o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS LONG/SHORT EQUITY FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

4)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Long/Short Equity Fund.	o	o	o
13)

To provide voting instructions from the Alpha Fund, the Multi-Manager Fund and the Long/Short Equity Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of UFT.

		o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS MANAGED FUTURES STRATEGIES FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

5)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Managed Futures Fund.	o	o	o
12)

To provide voting instructions from the Alpha Fund and the Managed Futures Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement attached hereto as Appendix B between Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Strategies Portfolio of UFT.

		o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS MARKET NEUTRAL FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

6)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Market Neutral Fund.	o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS EVENT DRIVEN FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

7)	To approve the investment advisory agreement attached hereto as Appendix A between Hatteras Funds, LLC and the Trust, on behalf of the Event Driven Fund.	o	o	o

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]